Evolution Large Cap Fund

a Series of the
DIREXION FUNDS

Supplement dated October 10, 2008
to the Prospectus dated December 28, 2007
(As Supplemented September 9, 2008)

The Board of Trustees of the Direxion Funds (the “Trust”), based upon the recommendation of Rafferty Asset Management, LLC, the Trust’s adviser, and Flexible Plan Investments, Ltd., the subadviser for the Evolution Large Cap Fund (the “Fund”), has determined to close the Fund.  The Fund currently expects the liquidation to take place on or about October 20, 2008.

Please retain this Supplement with the Prospectus.